                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 16, 1996


                                 COBANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             OHIO                     0-13166                   34-1465382
-------------------------------    -------------            ------------------
(State or other Jurisdiction of    (Commission                 (IRS Employer
       incorporation)               File number)             Identification No.)


                    124 Middle Avenue, Elyria, Ohio  44035
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (216) 329-8000
    -----------------------------------------------------------------------
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                         ITEM 2.  ACQUISITION OF ASSETS

         Pursuant to an Office Purchase and Assumption Agreement dated November 10, 1995 (the "Agreement") by and among CoBancorp Inc., PremierBank & Trust and Bank One, Cleveland, N.A., as amended, on February 16, 1996 the Registrant (CoBancorp Inc.) and its banking subsidiary, PremierBank & Trust (the "Bank"), completed the acquisition of eleven branches of Bank One, Cleveland, N.A. ("Bank One") located in Lorain County, Ohio. The branches acquired by Premier have total deposits of approximately $111 million. The acquisition of these branch offices and assumption by the Bank of the deposit liabilities associated with the offices increases the total number of full-service offices of the Bank to 38. The branches were acquired by the Bank for total consideration of $5,526,681, representing a premium of 5% on core deposits.

         Under the terms of the transaction, the Bank acquired the branches and associated assets such as furniture, fixtures and equipment and certain deposit account-related loans, and the Bank assumed the deposit account liabilities of Bank One associated with these branches, as well as liabilities under leases related to the acquired branches. The following table identifies the branches acquired and indicates which of them are located on leased property, with the remainder situated on real estate acquired by the Bank as part of the transaction:

1619 Kansas Avenue                    5 South Main Street                  672 Oberlin Road
Lorain, Ohio                          Oberlin, Ohio (Leased, except        Elyria, Ohio
                                      for auto teller)

2808 West 21st Street                 107 North Lake Street                220 Third Street
Lorain, Ohio                          South Amherst, Ohio                  Elyria, Ohio (Leased)

301 West Erie Avenue                  State and Rosa Streets               515 North Abbe Road
Lorain, Ohio                          Kipton, Ohio                         Elyria, Ohio (Leased)

1139 Tower Boulevard                  216 North Main Street
Lorain, Ohio (including ATM)          Wellington, Ohio

         At this time, the Bank intends to operate the acquired branches as its own.

         Headquartered in Elyria, Ohio, CoBancorp Inc. is a publicly traded one-bank holding company (NASDAQ symbol "COBI") incorporated under the laws of the State of Ohio and reporting under Section 13 or 15(d) of the Securities Exchange Act of 1934. As of December 31, 1995, CoBancorp Inc. reported assets of $529,530,350 and shareholders' equity of $50,672,221. Through the Bank, it operates banking offices in Lorain County and portions of Cuyahoga, Erie, Richland, Huron, Franklin, Delaware and Crawford Counties, Ohio. The Bank also operates a consumer loan production office in Franklin County, Ohio. With working capital and retained earnings as the source of financing for the transaction, the acquisition of branches was completed without the use by CoBancorp Inc. or the Bank of funds borrowed for the purpose of completing the acquisition.

         There is no material relationship between the Registrant and Bank One, nor any material relationship between the Bank and Bank One, including any director, officer, or affiliate relationships.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the exhibits to this Current Report on Form 8-K.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

         (b)     Pro Forma financial information:

                 As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 4, 1996.

         (c)     Exhibits:

                 10 Office Purchase and Assumption Agreement dated November 10, 1995 by and among CoBancorp Inc., PremierBank & Trust and Bank One, Cleveland, N.A., and amendments thereto.

                 27       Financial Data Schedule (To be filed by Amendment).


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COBANCORP INC.

Date:  March 1, 1996                By: /s/ John S. Kreighbaum
                                        ------------------------
                                        John S. Kreighbaum
                                        Chairman, President and Chief Executive
                                        Officer